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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        I, Peter S. Case, Senior Vice President and Chief Financial Officer of Crocs, Inc., hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Annual Report on Form 10-K/A of Crocs, Inc. for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Crocs, Inc.
Dated: May 1, 2006	/s/ PETER S. CASE Peter S. Case Chief Financial Officer, Senior Vice President—Finance and Treasurer (Principal Financial and Accounting Officer)

        A signed original of this written statement required by Section 906 has been provided to Crocs, Inc. and will be retained by Crocs, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002